UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 1, 2026

Date of Report (date of earliest event reported)

INGEVITY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37586	47-4027764
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4920 O’Hear Avenue, Suite 400	North Charleston	South Carolina	29405
	(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: 843-740-2300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	NGVT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Introductory Note

On January 1, 2026, Ingevity Corporation, a Delaware corporation (“Ingevity”), completed the transaction (the “Transaction”) previously disclosed in its Current Report on Form 8-K filed by Ingevity with the Securities and Exchange Commission (“SEC”) on September 4, 2025 (the “Previous Form 8-K”). The Transaction was completed pursuant to that certain Asset Purchase Agreement, dated as of September 2, 2025 (the “Original Purchase Agreement”), by and between Ingevity and Mainstream Pine Products, LLC, a Delaware limited liability company (“Buyer,” and together with Ingevity, collectively, the “Parties”), as amended by that certain First Amendment to Asset Purchase Agreement, dated as of January 1, 2026 (the “Amendment,” and together with the Original Purchase Agreement, collectively, the “Purchase Agreement”).

The descriptions of the Transaction and the Original Purchase Agreement are incorporated herein by reference to the Previous Form 8-K.

Item 1.01.	Entry Into a Material Definitive Agreement

Amendment to Asset Purchase Agreement

In connection with the Closing, on January 1, 2026, the Parties entered into the Amendment, which, among other things, modified the scope of assets being transferred pursuant to the Original Purchase Agreement by excluding non-lignin dispersant products sold to existing customers for agricultural chemical applications. Except to the extent specifically amended in, or supplemented by, the Amendment, the Purchase Agreement, which was filed as Exhibit 2.1 to the Previous Form 8-K, remains unchanged and in full force and effect.

The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is filed as Exhibit 2.2 hereto and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets

The information provided under the Introductory Note and Item 1.01 in this Current Report on Form 8-K are incorporated by reference into this Item 2.01. In accordance with the Purchase Agreement, on January 1, 2026, Buyer purchased substantially all of the assets and assumed and acquired certain of the rights and liabilities of Ingevity or its applicable affiliates that related to or are used in connection with (a) Ingevity’s industrial specialties product line (other than certain businesses and products more fully described in the Purchase Agreement) and (b) Ingevity’s North Charleston, South Carolina crude tall oil refinery and Ingevity’s and its affiliates’ operations thereof.

The foregoing description of the Purchase Agreement and the disposition by Ingevity thereunder does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement filed as Exhibit 2.1 to the Previous Form 8-K and the full text of the Amendment filed as Exhibit 2.2 hereto, each of which are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

On January 5, 2026, Ingevity issued a press release announcing that it had completed the Transaction. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated September 3, 2025, by and between Ingevity Corporation and Mainstream Pine Products, LLC (incorporated by reference to Exhibit 2.1 to Ingevity Corporation’s Current Report on Form 8-K, as filed with the U.S. Securities and Exchange Commission on September 4, 2025)*

2.2	First Amendment to Asset Purchase Agreement, dated January 1, 2025, by and between Ingevity Corporation and Mainstream Pine Products, LLC*

99.1	Press Release, dated January 5, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Certain schedules and attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGEVITY CORPORATION

(Registrant)

Date: January 5, 2026	By:	/s/Mary Dean Hall

Mary Dean Hall

Executive Vice President and Chief Financial Officer